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                                                                   EXHIBIT 23.01


                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-64228) and on Form S-8 (Nos. 333-69552, 333-55886 and
333-55884) of AtheroGenics, Inc., of our report dated February 8, 2002, with respect to the financial statements of AtheroGenics, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.


                                       /s/ Ernst & Young LLP



Atlanta, Georgia
March 29, 2002